EXHIBIT - 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, in Vectren Corporation's previously filed Registration Statements on Form S-8 Nos. 333-33608, 333-31326, 333-33684, and 333-61252.


                                                 /s/ Arthur Andersen LLP
                                                   Arthur Andersen LLP

Indianapolis, Indiana,
March 27, 2002.